Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File Nos.: 333-200831 and 333-290830

BAILLIE GIFFORD FUNDS

AND

BAILLIE GIFFORD ETF TRUST

Supplement dated July 30, 2026, to Prospectus and Statement of Additional Information of Baillie Gifford ETF Trust (the “ETF Trust”), with respect to Baillie Gifford U.S. Equity Growth ETF (the “U.S. Equity Growth ETF”), dated June 1, 2026, as amended or revised and Prospectus and Statement of Additional Information of Baillie Gifford Funds (the “Mutual Fund Trust”), with respect to Baillie Gifford U.S. Equity Growth Fund (the “U.S. Equity Growth Mutual Fund”), dated April 30, 2026, as amended or revised

This Supplement updates and supersedes any contrary information contained in the applicable Prospectus and Statement of Additional Information.

Disclosure Relating to ETF Trust – Commencement of Operations of U.S. Equity Growth ETF

On July 27, 2026, Baillie Gifford U.S. Equity Growth ETF commenced operations and began trading on the Nasdaq Stock Market LLC under the ticker BGUS. The U.S. Equity Growth ETF is an actively managed exchange-traded fund that seeks to meet its objective by investing in a portfolio of equities, which include common stock and other equity securities, of issuers located in the U.S. Investors interested in purchasing shares of the U.S. Equity Growth ETF are urged to obtain and read a copy of its current prospectus and statement of information before investing. Copies of these and other fund documents filed with the SEC are available on the SEC's website at http://www.sec.gov. Copies can also be obtained upon request without charge by visiting bailliegifford.com or calling 1-844-394-6127. Recent information, including information on the U.S. Equity Growth ETF’s NAV, market price, premiums and discounts, and bid-ask spreads, will be available on the fund’s website at www.bailliegifford.com/ETFs.

Disclosure Relating to Mutual Fund Trust – Liquidation and Termination of U.S. Equity Growth Mutual Fund

The Board of Trustees (the “Board”) of the Mutual Fund Trust has approved and adopted a Plan of Liquidation and Termination (the “Plan”) for the U.S. Equity Growth Mutual Fund. The U.S. Equity Growth Mutual Fund has ceased selling shares to new investors. Pursuant to the Plan, the U.S. Equity Growth Mutual Fund expects to close and to redeem all outstanding shares no later than September 28, 2026 (the “Liquidation Date”). Prior to the Liquidation Date, Baillie Gifford Overseas Limited, the U.S. Equity Growth Mutual Fund’s investment adviser (“BGOL”), will begin liquidation of the U.S. Equity Growth Mutual Fund’s investments, and shareholders who have not redeemed their shares prior to the commencement of such liquidation are expected to indirectly bear a portion of transaction costs associated with such liquidation.

Pursuant to the Plan, the U.S. Equity Growth Mutual Fund will liquidate its investments and thereafter redeem all of its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder’s U.S. Equity Growth Mutual Fund investment after the U.S. Equity Growth Mutual Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. BGOL anticipates that the U.S. Equity Growth Mutual Fund’s assets will be fully liquidated, and all outstanding shares will be redeemed on or about the Liquidation Date.

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The liquidation of the U.S. Equity Growth Mutual Fund will be a taxable event for shareholders holding shares through taxable accounts. A shareholder in a taxable account who receives an amount in liquidation that is in excess of the shareholder’s tax basis will realize a capital gain, and if such amount is less than the shareholder’s tax basis, a capital loss. In addition to the liquidating distribution, a separate distribution to shareholders may be required prior to the Liquidation Date to the extent the U.S. Equity Growth Mutual Fund has undistributed net taxable income and capital gains (including as a result of the U.S. Equity Growth Mutual Fund’s conversion of portfolio securities to cash in connection with the liquidation), which distribution will generally be taxable to shareholders in the same manner as an ordinary course distribution. Please refer to the section in the Prospectus entitled “Tax” for general information. The foregoing discussion is intended for U.S. Equity Growth Mutual Fund shareholders who acquired their shares through the U.S. Equity Growth Mutual Fund’s public offering. You may wish to consult your tax advisor about your particular situation.

Until the Liquidation Date, the U.S. Equity Growth Mutual Fund will be closed to all purchases except by dividend reinvestment or other automatic investment plan programs. At any time prior to the Liquidation Date, shareholders may redeem their shares of the U.S. Equity Growth Mutual Fund, at net asset value, as described in the section in the Prospectus entitled “Shares—How to Sell Shares.” Class K or Institutional Class shareholders invested via a financial intermediary may be permitted to exchange their U.S. Equity Growth Mutual Fund shares for either Class K or Institutional Class shares, as the case may be, in another series of the Mutual Fund Trust, as described in and subject to any restrictions set forth in the section in the Prospectus entitled “Restrictions on Buying or Exchanging Shares.”

As a result of the intent to liquidate, the U.S. Equity Growth Mutual Fund is expected to deviate from its stated investment strategy and policy and will no longer pursue its stated investment objective. The U.S. Equity Growth Mutual Fund will begin liquidating its investment portfolio on or after the date of this Supplement and will hold cash and cash equivalents, such as money market funds, until all investments have been converted to cash and all shares have been redeemed. During this period, your investment in the U.S. Equity Growth Mutual Fund will not experience the gains (or losses) that would be typical if the U.S. Equity Growth Mutual Fund was still pursuing its investment objective.

If you are invested in the U.S. Equity Growth Mutual Fund through a financial intermediary, please contact that financial intermediary if you have any questions.

ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE U.S. EQUITY GROWTH MUTUAL FUND, DUE TO THE U.S. EQUITY GROWTH MUTUAL FUND’S SHAREHOLDERS WILL BE SENT TO THE U.S. EQUITY GROWTH MUTUAL FUND SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE U.S. EQUITY GROWTH MUTUAL FUND AT 1-844-394-6127.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE U.S. EQUITY GROWTH MUTUAL FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

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This supplement provides new and additional information beyond that contained in the applicable Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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